===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   July 27, 1999
                                                         ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Resecuritization Pass-Through
Certificates, Series 1999-RS1.


                       ABN AMRO Mortgage Corporation
-------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
-------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


       333-57027-04                                     363886007
--------------------------------           ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

      181 West Madison Street
      Chicago, Illinois                              60602
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)


                                248-643-2530
-------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



===============================================================================

Item 2.  Acquisition or Disposition of Assets.

         Description of the Certificates and the Pooled Securities.

         On July 30, 1999, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Resecuritization Pass-Through Certificates, Series 1999-RS1 (the "Certificates"), was issued pursuant to a Pooling Agreement (the "Pooling Agreement") dated as of July 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), and The First National Bank of Chicago as trustee. The Certificates consist of five classes identified as the "Class A Certificates", "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of securities representing interests in underlying mortgage loans (the "Pooled Securities"), having as of the close of business on July 25, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $47,753,042 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Pooled Securities on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") pursuant to a Pooled Securities Purchase Agreement (the "Purchase Agreement") dated July 1, 1999, between DLJ as seller and the Depositor as purchaser. The Class A, Class B-1, Class B-2, Class B-3 and Class R Certificates were publicly offered, as described in a Prospectus, dated July 27, 1999, and a Prospectus Supplement, dated July 27, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated July 27, 1998, among the Depositor, ABN AMRO North America, Inc. ("AANA"), DLJ and ABN AMRO Incorporated ("AAI") (DLJ and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated July 27, 1999, among the Depositor, AANA and the Underwriters.

         On October 19, 1999, the Depositor and the Trustee entered into a First Amendment to Pooling Agreement, dated as of October 19, 1999 (the "First Amendment"), attached hereto as Exhibit 4.1/A, in order to make a provision with respect to matters or questions arising under the Pooling Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement, as amended by the First Amendment.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


Exhibit
  No.          Document Description
-------        --------------------
4.1/A          First Amendment to Pooling Agreement, dated as of October
               19, 1999, among ABN AMRO Mortgage Corporation as depositor, and The First National Bank of Chicago as trustee.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ABN AMRO MORTGAGE CORPORATION

                                      (Registrant)




Dated: October 19, 1999             By:   /s/   Maria Fregosi
                                         -------------------------------------
                                         Name: Maria Fregosi
                                         Title: First Vice-President

                             INDEX TO EXHIBITS



Exhibit
  No.             Document Description
-------           --------------------

4.1/A First Amendment to Pooling Agreement, dated as of October 19, 1999, among ABN AMRO Mortgage Corporation as depositor, and The First National Bank of Chicago as trustee.

                               EXHIBIT 4.1/A